                                                                   EXHIBIT 10.3

                                WAVETEK CORPORATION

                                  FIRST AMENDMENT
                                TO CREDIT AGREEMENT


          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of July 21, 1998 and entered into by and among WAVETEK CORPORATION, a Delaware corporation ("COMPANY"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as syndication agent for Lenders (in such capacity, "SYNDICATION AGENT"), and FLEET NATIONAL BANK, as administrative agent for Lenders (in such capacity "ADMINISTRATIVE AGENT"), and, for purposes of Section 4 hereof, the Subsidiary Guarantors listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 11, 1997 (the "CREDIT AGREEMENT"), by and among Company, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                       RECITALS

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) adjust the financial covenants as set forth herein, and (ii) make certain other amendments as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  AMENDMENTS TO SECTION 7:  COMPANY'S NEGATIVE COVENANTS

          A. INDEBTEDNESS. Subsection 7.1 of the Credit Agreement is hereby amended by re-numbering clause (viii) thereof as clause (ix) and by inserting in numerical order a new clause (viii) as follows:

               "(viii) Company may become and remain liable with respect to an unsecured promissory note in the principal amount of up to $4.6 million for the benefit of ComSonics, Incorporated, as payee, which promissory note evidences Company's obligations to make royalty payments to such payee pursuant to a licensing agreement entered into between Company and such payee."

          B. MINIMUM FIXED CHARGE COVERAGE RATIO. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the seventh line in the table set forth therein in its entirety and substituting the following therefor:

                                        Minimum Fixed Charge
               "Period                  Coverage Ratio
               -------                  --------------
               12/31/1998                1.20 : 1.00"

          C. MAXIMUM LEVERAGE RATIO. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the fifth, sixth and seventh lines in the table set forth therein in their entirety and substituting the following therefor:


               "Period                  Maximum Leverage Ratio
               -------                  -----------------------
                 6/30/1998               6.30 : 1.00
                 9/30/1998               6.80 : 1.00
                12/31/1998               7.10 : 1.00"


          D. MINIMUM CONSOLIDATED EBITDA. Subsection 7.6C of the Credit Agreement is hereby amended by deleting the fifth, sixth and seventh lines in the table set forth therein in their entirety and substituting the following therefor:

               "Period                  Minimum Consolidated EBITDA
               -------                  ---------------------------
                                             (in millions)
                 6/30/1998              $ 19.0
                 9/30/1998              $ 17.9
                12/31/1998              $ 17.0"


          E. MINIMUM CONSOLIDATED NET WORTH. Subsection 7.6D of the Credit Agreement is hereby amended by deleting the fifth, sixth and seventh lines in the table set forth therein in their entirety and substituting the following therefor:

               "Period                  Minimum Consolidated Net Worth
               -------                  ------------------------------
                                             (in millions)
                 9/30/1998              $ (71.9)
                12/31/1998              $ (72.2)"


          F. AMENDMENT FEES. Section 7 of the Credit Agreement is hereby amended by adding at the end thereof a new subsection 7.16 as follows:

               "7.16  PAYMENT OF AMENDMENT FEES.

               Company shall not fail to pay on January 1, 1999, to Administrative Agent, for payment to each Lender in accordance with its Pro Rata Share, a fee equal to 0.25% of the sum of (i) the Term Loan Exposure of all Lenders plus (ii) the Revolving Loan Commitments of all Lenders; PROVIDED HOWEVER that if all Revolving Loan Commitments have been terminated in full and all Obligations paid in full prior to such date, no such amendment fee shall be payable pursuant to this subsection 7.16."

          SECTION 2.     CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

          A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

               1. Signature and incumbency certificates of its officers executing this Amendment; and

               2.   Executed copies of this Amendment.

          B.   Requisite Lenders shall have executed this Amendment.

          C. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent and Syndication Agent, acting on behalf of Lenders, and their counsel shall be satisfactory in form and substance to Administrative Agent and Syndication Agent and such counsel, and Administrative Agent and Syndication Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent and Syndication Agent may reasonably request.

          SECTION 3.     COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

          C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          SECTION 4.     ACKNOWLEDGEMENT AND CONSENT

          Company is a party to certain of the Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which Company has created Liens in favor of Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is a party to the Guaranties and certain of the Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which each such Subsidiary Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Subsidiary Guarantor under the applicable Guaranty of such Subsidiary Guarantor. Company and each such Subsidiary Guarantor are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranties and Collateral Documents referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTs".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          SECTION 5.  MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

               (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Syndication Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   WAVETEK CORPORATION


                                   By:    /s/ Vickie L. Capps
                                          ---------------------------------
                                   Title: CHIEF FINANCIAL OFFICER
                                          ---------------------------------


                                   WAVETEK U.S. INC., (for purposes of Section 4 only) as a Credit Support Party



                                   By:    /s/ Vickie L. Capps
                                          ---------------------------------
                                   Title: CHIEF FINANCIAL OFFICER
                                          ---------------------------------



                                   DLJ CAPITAL FUNDING, INC., INDIVIDUALLY AND
                                   AS SYNDICATION AGENT



                                   By:    /s/ Harold J. Philipps
                                          ---------------------------------
                                   Title: HAROLD J. PHILLIPS
                                          MANAGING DIRECTOR
                                          ---------------------------------


                                   FLEET NATIONAL BANK, INDIVIDUALLY AND AS
                                   ADMINISTRATIVE AGENT



                                   By:    Glenn Kewley
                                          ---------------------------------
                                   Title: ASSISTANT VICE PRESIDENT
                                          ---------------------------------

                                   IMPERIAL BANK, AS A LENDER


                                   By:    /s/ R. Vadalma
                                          ---------------------------------
                                   Title: RAY VADALMA
                                          SENIOR VICE PRESIDENT
                                          ---------------------------------



                                   UNION BANK OF CALIFORNIA, AS A LENDER



                                   By:    /s/ Kent McBeth
                                          ---------------------------------
                                   Title: VICE PRESIDENT
                                          ---------------------------------


                                   CREDITANSTALT BANKVEREIN, AS A LENDER



                                   By:    /s/ Patrick Rounds
                                          ---------------------------------
                                   Title:  VICE PRESIDENT
                                          ---------------------------------


                                   By:    /s/ Jack Bertges
                                          ---------------------------------
                                   Title:  S.V.P.
                                          ---------------------------------

                                       S-2